                                                                    EXHIBIT 99.1




                                        April 12, 2001

Dear Professionals Group Shareholder:

         We are pleased to provide you with a copy of Professionals Group's summary 2000 Annual Report to Shareholders. We hope that you find it of interest.

         The enclosed annual report contains a brief history of Professionals Group and selected financial information that has been excerpted from our most recent Annual Report on Form 10-K. You may obtain a complete copy of our Form 10-K in one of three convenient ways:

         -  At the SEC web site: www.sec.gov
         -  At the Professionals Group web site: www.ProfessionalsGroup.com
         -  By calling the Professionals Group Shareholder Services line at
            (800)338-7343

         If you should have any questions or desire additional information about Professionals Group, please call our Shareholder Services line at (800) 338-7343 or visit our web site at www.ProfessionalsGroup.com.

         Thank you for your continuing support of Professionals Group.





         William H. Woodhams, M.D.              Victor T. Adamo
         Chairman                               President & CEO

--------------------------------------------------------------------------------
A REGISTRATION STATEMENT ON FORM S-4 (REGISTRATION NO. 333-49378) HAS BEEN FILED WITH THE SEC REGARDING THE PROPOSED CONSOLIDATION OF PROFESSIONALS GROUP AND MEDICAL ASSURANCE. YOU ARE URGED TO READ THE REGISTRATION STATEMENT AND THE DOCUMENTS INCLUDED OR INCORPORATED BY REFERENCE THEREIN (INCLUDING THE RESPECTIVE ANNUAL REPORTS ON FORM 10-K OF PROFESSIONALS GROUP AND MEDICAL ASSURANCE) BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING THE CONSOLIDATION AND THE LEGAL RIGHTS OF SECURITY HOLDERS. YOU CAN OBTAIN A FREE COPY OF THE REGISTRATION STATEMENT AND THE OTHER DOCUMENTS FILED BY PROFESSIONALS GROUP AND MEDICAL ASSURANCE WITH THE SEC AT THE SEC'S WEBSITE AT http://www.sec.gov. THESE DOCUMENTS ARE ALSO AVAILABLE WITHOUT CHARGE UPON REQUEST TO EITHER:

            PROFESSIONALS GROUP, INC.             MEDICAL ASSURANCE, INC.
            2600 PROFESSIONALS DRIVE              100 BROOKWOOD PLACE
            OKEMOS, MI  48864                     BIRMINGHAM, AL  35209
            ATTENTION:  LORI A. BEACHNAU          ATTENTION:  FRANK B. O'NEIL
            (800) 292-1036                        (800) 282-6242

                                 [PROFESSIONALS
                                   GROUP LOGO]







                                YEARS OF SERVICE
                                                                TO PROFESSIONALS

QUIET IMPACT























                                                                RESOUNDING TRUST

[PROFESSIONALS GROUP LOGO]


THE YEAR 2000 marked two milestones for the companies of Professionals Group. For 25 years, ProNational Insurance Company has provided medical professional liability insurance to physicians and other members of the health care community based on a mission of service to its insureds and the strong defense of their claims. For 50 years, MEEMIC Insurance Company has provided personal automobile and homeowners coverages to teachers and the educational community by focusing on the individual needs of its insureds through a "teacher-to-teacher" sales force. Both insurance companies are rated A- (Excellent) by A.M. Best. Professionals Group is traded under the symbol "PICM" on the Nasdaq National Market.
        |               |
        |               |
        |               |
        |               |
        |               |
        |               |
        |               |
        |               |
        |               |
        |               |------ [PRONATIONAL LOGO]
        |                           PROUDLY RECOGNIZED FOR 25 YEARS
        |                             of leadership in providing
        |                               professional liability insurance
        |                                 through ProNational Insurance Company.
        |
        |
        |
        |
        |
        |                           CELEBRATING 50 YEARS
        |---------- [MEEMIC LOGO]      of service and reliability
                                            to Michigan educators and their
                                              families through MEEMIC
                                                Insurance Company.

TO THE SHAREHOLDERS OF PROFESSIONALS GROUP...

    DURING 2000 the Professionals Group companies celebrated very significant milestones in their corporate lives. On a combined basis, the Professionals Group companies have provided insurance services to their customers for over one-half century. In this letter, we would like to highlight and celebrate the growth of our insurance group.

MEEMIC

    Although it is the newest member of Professionals Group, MEEMIC is actually the oldest of our insurance companies. MEEMIC was founded in 1950 by a group of Detroit teachers who were interested in providing low cost, high quality automobile insurance to their fellow teachers. Over these past 50 years, MEEMIC has remained dedicated to the educator market in Michigan. MEEMIC now boasts over 132,000 policies in force and has expanded its coverages beyond personal auto protection to include homeowners, personal watercraft and umbrella policies.

[VICTOR T. ADAMO AND WILLIAM H. WOODHAMS PHOTO]

    MEEMIC became affiliated with Professionals Group in 1997 and has clearly benefited by this association. MEEMIC completed a successful demutualization in 1999 and has increased its capital base to over $145 million, thus providing it with the resources to expand and grow. In 1999, MEEMIC entered the ranks of the 100 largest writers of personal auto coverage in the United States.

PRONATIONAL

    ProNational Insurance Company is actually the combination of five predecessor insurance entities, all sharing a common heritage and mission of service to the medical profession.

    In 1975, physicians throughout the country were drawn into the "malpractice crisis." After a sudden escalation of malpractice lawsuits, the commercial carriers that were the primary source of medical malpractice insurance abruptly ceased offering malpractice coverage. Different solutions were fashioned at the state level to solve the crisis and provide affordable malpractice insurance protection for practicing physicians.

   In Michigan, a group of Detroit-area physicians formed the Physicians Crisis Committee to advocate for tort reform. As a result of this effort, the Michigan legislature enacted a state-sponsored fund known as the Brown-McNeely Fund as a temporary source of malpractice insurance. The Brown-McNeely Fund was launched in 1975 and existed for five years.

    In 1980 the state decided to return this insurance product to the private sector. The Physicians Crisis Committee, with the assistance of a doctor-owned insurance company from Ohio, was selected to convert the Fund into a stock-insurance company owned by its insured physicians. This company, Physicians Insurance Company of Michigan (also known as "PICOM"), began offering policies under its own name in the

            1950                          1975                          1980                               1995
     MEEMIC was founded           Brown-McNeely Fund was         PICOM was formed to             PICOM expanded outside of
by a group of Detroit teachers     launched to provide       assume the business of the            Michigan. PICOM assumed
  to provide auto insurance.      malpractice insurance.         Brown-McNeely Fund.                the business of APIC.
             |                             |                              |                                  |
------------------------------------------------------------------------------------------------------------------------------------
       [MEEMIC LOGO]           [BROWN-MCNEELY FUND LOGO]     [PICOM INSURANCE COMPANY      [ASSOCIATED PHYSICIANS INSURANCE COMPANY
                                                                        LOGO]                              LOGO]

summer of 1980. PICOM focused on customer service and providing its policyholders with a strong claims defense. Over time, PICOM expanded its professional liability coverages to include clinics, dentists, hospitals, podiatrists, and a number of other health care providers and institutions, as well as lawyers and law firms.

    PICOM diversified outside of Michigan in 1995, when it assumed the book of business of Associated Physicians Insurance Company. Similarly, in 1996, PICOM absorbed the insureds of Indiana-based American Medical Insurance Exchange. Both of these medical malpractice insurers were founded in the mid-1980s through the cooperative efforts of physicians and insurance professionals to serve doctors in their home states.

    While PICOM was serving physicians in the Midwest, a similar story was developing in Florida. The State of Florida reacted to the malpractice crisis of 1975 by allowing physicians to band together to form self-insured trusts. Using the trust mechanism, a group of southeastern Florida doctors established Physicians Protective Trust Fund. Known for its customer focus and tough claims defense, Physicians Protective Trust Fund went on to become the largest malpractice insurance provider in Florida.

    In July of 1998, PICOM and Physicians Protective Trust Fund came together to form ProNational Insurance Company. ProNational is now the fourteenth largest medical malpractice insurer in the United States. It actively writes malpractice coverage in nine states for over 15,000 policyholders and has a solid economic base with over $200 million in statutory surplus. And, while it has grown in scope and size, ProNational has remained dedicated to the principles of customer service, physician involvement, and the strong defense of claims that had been the hallmark of its predecessor organizations.

 PROFESSIONALS GROUP

    Professionals Group came into existence in 1996 to serve as the upstream holding company for the group. Its roots as a publicly owned company trace back to PICOM, which started trading as an over-the-counter public company in the early 1980s and joined the Nasdaq Stock Market in 1993.

    Professionals Group is now the 125th largest insurance group in the United States with written premiums in excess of $265 million and assets of $1.1 billion. In addition to the insurance services that its member companies provide to their policy-holders, Professionals Group has worked diligently to provide economic value for its shareholders. Over the long term, which is the nature of our insurance products, Professionals Group has provided an excellent return. An investment of $100 in 1985 in Professionals Group (PICOM) was worth $8,278 at the end of 2000. This is an annual growth rate of 32%, which was more than twice the annual growth rate of the S&P 500 over this same period.

    It is with pride that we at Professionals Group celebrate these important anniversaries in 2000. While we definitely look forward to our future as a part of a larger and stronger insurance group, we take this opportunity to celebrate our past. We thank those men and women who used their skills and talents to found our companies. We also thank the boards, committees and staff members who have devoted their energy and careers over the past fifty years to assist the Professionals Group companies in successfully serving our policyholders and shareholders.


/s/ William H. Woodhams                       /s/ Victor T. Adamo
William H. Woodhams, M.D., Chairman           Victor T. Adamo, President and CEO

              1996                          1997                 1998                    1999                       2000
 Professionals Group was formed to   Professionals Group     PICOM and PPTF       MEEMIC completes its        Professionals Group
serve as the holding company. PICOM   became affiliated   consolidate, forming   demutualization into a   celebrates these important
   assumed the business of AMIE.         with MEEMIC.         ProNational.           stock company.             anniversaries.
               |                              |                   |                        |                         |
----------------------------------------------------------------------------------------------------------------------
          [AMIE LOGO]                   [PHYSICIANS       [PRONATIONAL LOGO]                            [PROFESSIONALS GROUP LOGO]
                                      PROTECTIVE LOGO]

FINANCIAL HIGHLIGHTS

CONSOLIDATED BALANCE SHEETS
AT DECEMBER 31,                                         1999              2000
(Dollars in thousands, except per share data)
Total investments                                      $758,268          $780,941

Total assets                                          1,072,089         1,136,753

Loss and loss adjustment expense reserves               631,981           683,113

Total liabilities                                       855,273           893,177

Total shareholders' equity                              216,816           243,576



CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,                        1999              2000
(Dollars in thousands, except per share data)
Premiums earned, net                                   $195,169          $226,390

Net investment income                                    41,142            46,232

Total revenues                                          243,571           273,425

Total expenses                                          208,549           263,178

Net income                                               27,188            11,699

Net income per share                                      $2.90             $1.27

[TOTAL ASSETS GRAPH]                             [TOTAL REVENUES GRAPH]


               [MARKET VALUE COMPARISON OF $100 INVESTED IN 1985
                     PROFESSIONALS GROUP VS. S&P 500 GRAPH]

BOARD OF DIRECTORS


PROFESSIONALS GROUP, INC.
BOARD OF DIRECTORS

VICTOR T. ADAMO, ESQ., C.P.C.U.
President & Chief Executive Officer
Professionals Group, Inc.

ELIOT H. BERG, M.D.
Co-Vice Chair, Professionals Group, Inc.
Physician, General Surgery
Segal & Berg, PA

JOSEPH C. CAUTHEN, M.D.
Physician, Neurosurgery
Private Practice

R. KEVIN CLINTON, F.C.A.S., M.A.A.A.
President & Chief Executive Officer
MEEMIC Holdings, Inc.

JOHN F. DODGE, JR., ESQ.
Attorney, Private Practice

H. HARVEY GASS, M.D.
Physician, Neurosurgery
Private Practice

RICHARD P. HORSCH, M.D.
Physician, Anesthesiology
Retired

ISAAC J. POWELL, M.D.
Physician, Chief of Urology
Veterans Hospital
Associate Professor, Wayne State
University School of Medicine

ANN F. PUTALLAZ, PH.D.
Co-Vice Chair, Professionals Group, Inc.
Vice President, Munder Capital Management

WILLIAM H. WOODHAMS, M.D.
Chairman, Professionals Group, Inc.
Physician, Family Practice
Westside Family Medical Center

DONALD S. YOUNG, ESQ.
Principal, Dykema Gossett PLLC



PROFESSIONALS GROUP, INC.
OFFICERS
(who are not directors)

JOHN F. LANG, C.P.A.
Vice President, Treasurer,
  Chief Financial Officer & Secretary

WILLIAM P. SABADOS
Chief Information Officer


PRONATIONAL INSURANCE
REGIONAL ADVISORY BOARDS

MICHIGAN
JERRY D. CAMPBELL
DAVID W. HEEKE, D.D.S.
JOHN F. MCCAFFREY
ROBERT E. PAXTON, M.D.
SHARON S. SMITH, M.D.

FLORIDA
RICHARD G. ALPER, M.D.
LOUIS P. BRADY, M.D.
HUBERT G. MARTINEZ, M.D.
KERRY M. SCHWARTZ, M.D.
GEORGE A. SEGAL, M.D.
ROBERT S. TOLMACH, M.D.
EDWARD S. TRUPPMAN, M.D.
JACK WOLFSDORF, M.D.

ILLINOIS
RONALD B. FISCELLA, M.D.
JAMES J. SMITH, M.D.
RAYMOND K. WEBER, M.D.

PRONATIONAL INSURANCE
COMPANY OFFICERS

VICTOR T. ADAMO, ESQ., C.P.C.U.
Chairman, President & Chief
Executive Officer

JOHN O. BASHANT, C.P.C.U.
Senior Vice President,
Operations & Underwriting

WILLIAM D. BAXTER, C.P.A.
Chief Financial Officer & Treasurer

JEFFREY L. BOWLBY, A.R.M.
Senior Vice President, Marketing & Sales

LIZABETH F. BROTT, ESQ.
Vice President, Risk Management

GARY R. DOWLING, C.P.C.U.
Vice President, Sales
North Central Region

DAVID R. GOSS
Vice President, Sales
Southern Region

JOHN F. LANG, C.P.A.
Senior Vice President, Finance

JOSEPH O. MARKER, F.C.A.S., M.A.A.A.
Senior Vice President, Actuarial

KATHRYN A. NEVILLE, ESQ., C.P.C.U.
Secretary

VALERIE G. PURDY
Vice President, Claims
Illinois

WILLIAM P. SABADOS
Chief Information Officer

DARRYL K. THOMAS, ESQ.
Senior Vice President, Claims

INVESTOR RELATIONS


PRINCIPAL OFFICE:

Professionals Group, Inc.
2600 Professionals Drive
P.O. Box 150
Okemos, MI 48805-0150
(517) 349-6500
(800) 292-1036


SHAREHOLDER SERVICES:

(800) 338-7343


TRANSFER AGENT AND
REGISTRAR:

Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
(888) 632-5998
www.mellon-investor.com

AUDITORS:

PricewaterhouseCoopers LLP
Grand Rapids, MI


CORPORATE SECURITIES
COUNSEL:

Miller, Canfield, Paddock & Stone, P.L.C.
Troy, MI

MARKET FOR THE COMPANY'S COMMON STOCK AND
RELATED SHAREHOLDER MATTERS:

The Company's Common Stock is traded on the Nasdaq Stock Market(R) under the symbol "PICM." On March 1, 2001, there were 3,940 shareholders on record of the Company's Common Stock.


SHAREHOLDER RELATIONS
AND FORM 10-K:

Information about Professionals Group, Inc., including the Form 10-K filed with the Securities and Exchange Commission (www.sec.gov), may be obtained without charge upon request to Lori Beachnau, Shareholder Relations Manager, at the Company's principal office or by accessing the Professionals Group web site.


COMPANY WEB SITES:

www.ProfessionalsGroup.com
www.ProNational.com
www.meemic.com


PRESS RELEASE FAX SERVICE:

PR Newswire: "Company News On Call"
(800) 758-5804 ext. 115602


SHARE PRICE AND DIVIDEND INFORMATION:

The following table sets forth the high and low sale prices for Professionals Group, Inc., Common Stock on the Nasdaq Stock Market(R). In each case the quotations have been adjusted as if the 10% stock dividend, paid by Professionals Group, Inc., on December 13, 1999, had occurred prior to such quarters.

   2000          High       Low
1st quarter      $24.56   $14.00
2nd quarter       24.63    12.63
3rd quarter       24.23    20.69
4th quarter       24.50    20.75


1999              High     Low
1st quarter      $28.86   $22.96
2nd quarter       32.27    21.36
3rd quarter       31.82    21.59
4th quarter       27.00    20.00

The Company did not declare or pay any cash dividends (except for cash paid in lieu of fractional shares on stock dividends) in 2000 or 1999.

[PROFESSIONALS GROUP LOGO] WWW.PROFESSIONALSGROUP.COM

Professionals Group, Inc.
2600 Professionals Drive
P.O. Box 150
Okemos, MI 48805-0150


www.ProfessionalsGroup.com